                               EXHIBIT 10.22.6

              [THE AMERICAN INSTITUTE OF ARCHITECTS LETTERHEAD]


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                              AIA DOCUMENT A101

                      STANDARD FORM OF AGREEMENT BETWEEN
                             OWNER AND CONTRACTOR
                        WHERE THE BASIS OF PAYMENT IS A
                                Stipulated Sum
                                 1987 EDITION


THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES; CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. The 1987 Edition of AIA Document A201, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified. This document has been approved and endorsed by The Associated General Contractors of America.

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AGREEMENT

made as of the       15th      day of          June             in the year of
Nineteen Hundred and 1996

BETWEEN the Owner:       Roberts Properties Residential, L.P.
(Name and address)       8010 Roswell Road, Suite 120
                         Atlanta, GA  30350


and the Contractor:
(Name and address)       Roberts Properties Construction, Inc.
                         8010 Roswell Road, Suite 120
                         Atlanta, GA  30350

The Project is:
(Name and location)      Crestmark Apartments - Phase II
                         945 Crestmark Blvd.
                         Lithia Springs, GA  30057

The Architect is:
(Name and address)       Geheber Lewis Associates
                         445 Plasmour Drive NE #3
                         Atlanta, GA  30324


The Owner and Contractor agree as set forth below.


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Copyright 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977 c
1987 by The American Institute of Architects, 1735 New York Avenue, N.W., Washington, D.C. 20006. Reproduction of the material herein or substantial quotation of its provision without written permission of the AIA violates the copyright laws of the United States and will be subject to legal prosecution.

                                                                               1
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                                  ARTICLE 1
                                  ---------
                            THE CONTRACT DOCUMENTS



The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in
Article 9.

                                  ARTICLE 2
                                  ---------
                          THE WORK OF THIS CONTRACT

The Contractor shall execute the entire Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others, or as follows:

All site clearing, grading, utilities, paving, etc including 86 multi-family units in 7 buildings. This will consist of 19 one bedroom standard units w/901 sq. ft., 21 two bedroom standards w/1223 sq. ft., 22 2 bedroom roommate w/1285 sq. ft. and 24 three bedrooms w/1430 sq. ft. for a total of 86 units and 105,392 sq. ft.

The architectural style will be similar to Highland.


                                  ARTICLE 3
                                  ---------
               DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

3.1 The date of commencement is the date from which the Contract Time of Paragraph 3.2 is measured, and shall be the date of this Agreement, as first written above, unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner. (Insert the date of commencement if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed).

July 1996
Unless the date of commencement is established by a notice to proceed issued by the Owner, the Contractor shall notify the Owner in writing not less than five days before commencing the Work to permit the timely filing of mortgages, mechanic's liens and other security interests.

3.2 The Contractor shall achieve Substantial Completion of the entire Work not later than (Insert the calendar date or number of calendar days after the date of commencement. Also insert any requirements for earlier Substantial Completion of certain portions of the Work, if not stated elsewhere in the Contract Documents).

See Exhibit "A" - Completion Dates
See Exhibit "B" - Inspection and Acceptance Agreement

, subject to adjustments of this Contract Time as provided in the Contract Documents.

(Insert provisions, if any, for liquidated damages relating to failure to complete on time.)

Not Applicable

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
                                  ARTICLE 4
                                  ---------
                                 CONTRACT SUM

4.1 The Owner shall pay the Contractor in current funds for the Contractor's performance of the Contract the Contract Sum of Three Million Seven Hundred Ninety Five and Fifteen Dollars and no/100 ($3,795,015.00), subject to additions and deductions as provided in the Contract Documents.

4.2 The Contract Sum is based upon the following allowances, if any, which are described in the Contract Documents and are hereby accepted by the Owner:

(State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date until which that amount is valid.)

See Exhibit "D"












4.3  Unit prices, if any, are as follows:

N/A







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                                  ARTICLE 5
                                  ---------
                              PROGRESS PAYMENTS

5.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contractor Documents.
5.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows: Payment shall be made on the 10th of the month.  Draw will be submitted for approval by the
30th.
5.3 Provided an Application for Payment is received by the Architect not later than the 30th day of a month, the Owner shall make payment to the
Contractor not later than the 10th day of the         month.  If an Application
for Payment is received by the Architect after the application date fixed above,
payment shall be made by the Owner not later than       days after the
Architect receives the Application for Payment.
5.4 Each Application for Payment shall be based upon the Schedule of Values submitted by the Contractor in accordance with the Contract Documents. The Schedule of Values shall allocate the entire Contract Sum among the various portions of the Work and be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This Schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.
5.5 Applications for Payment shall indicate the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.
5.6 Subject to the provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:
5.6.1 Take that portion of the Contract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the total Contract Sum allocated to that portion of the Work in the Schedule of Values, less retainage of ten percent (10%).
Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute may be included as provided in Subparagraph 7.3.7 of the General Conditions even though the Contract Sum has not yet been adjusted by Change Order;
5.6.2 Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less
retainage of      percent (    %);
5.6.3  Subtract the aggregate of previous payments made by the Owner; and
5.6.4 Subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of the General Conditions.
5.7 The progress payment amount determined in accordance with Paragraph 5.6 shall be further modified under the following circumstances:
5.7.1  Add, upon Substantial Completion of the Work, a sum sufficient to
increase the total payments to          percent (    %) of the Contract Sum,
less such amounts as the Architect shall determine for incomplete Work and unsettled claims; and
5.7.2 Add, if final completion of the Work is thereafter materially delayed through no fault of the Contractor, any additional amounts payable in accordance with Subparagraph 9.10.3 of the General Conditions.
5.8    Reduction or limitation of retainage, if any, shall be as follows:
(If it is intended prior to Substantial Completion of the entire Work to reduce or limit the retainage resulting from the percentages inserted in Subparagraphs
5.6.1 and 5.6.2 above, and this is not explained elsewhere in the Contract Documents, insert here provisions for such reduction or limitation.)

                                  ARTICLE 6
                                  ---------
                                FINAL PAYMENT

Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when (1) the Contract has been fully performed by the Contractor except for the Contractor's responsibility to correct nonconforming Work as provided in Subparagraph 12.2.2 of the General Conditions and to satisfy other requirements, if any, which necessarily survive final payment; and (2) a final Certificate for Payment has been issued by the Architect; such final payment shall be made by the Owner not more than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows:

Sixty (60) days after acceptance by Owner.



                                  ARTICLE 7
                                  ---------
                           MISCELLANEOUS PROVISIONS

7.1 Where reference is made in this Agreement to a provision of the General Conditions or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.
7.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.
(Insert rate of interest agreed upon, if any.)






(Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

7.3  Other provisions:





                                  ARTICLE 8
                                  ---------
                          TERMINATION OR SUSPENSION

8.1 The Contract may be terminated by the Owner or the Contractor as provided in Article 14 of the General Conditions.
8.2 The Work may be suspended by the Owner as provided in Article 14 of the General Conditions.

                                  ARTICLE 9
                                  ---------
                      ENUMERATION OF CONTRACT DOCUMENTS


9.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

9.1.1 The Agreement is this executed Standard Form of Agreement Between Owner and Contractor, AIA Document A101, 1987 Edition.

9.1.2 The General Conditions are the General Conditions of the Contract for Construction, AIA Document A201, 1987 Edition.

9.1.3 The Supplementary and other Conditions of the Contract are those
contained in the Project Manual dated          , and are as follows:

Document                         Title                             Pages











9.1.4 The Specifications are those contained in the Project Manual dated as in Subparagraph 9.1.3, and are as follows: (Either list the Specifications here or refer to an exhibit attached to this Agreement.)


Section                          Title                             Pages


Finish specifications to be determined.

9.1.5 The Drawings are as follows, and are dated           unless a different
date is shown below:
(Either list the Drawings here or refer to an exhibit attached to this Agreement.)

Number                           Title                             Date


See exhibit "H" pages 1 thru 3









9.1.6 The Addenda, if any, are as follows:

Number                           Date                              Pages


















Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this
Article 9.

9.17  OTHER DOCUMENTS, IF ANY, FORMING PART OF THE CONTRACT DOCUMENTS ARE AS
FOLLOWS: (LIST HERE ANY ADDITIONAL DOCUMENTS WHICH ARE INTENDED TO FORM PART OF THE CONTRACT DOCUMENTS. THE GENERAL CONDITIONS PROVIDE THAT BIDDING REQUIREMENTS SUCH AS ADVERTISEMENT OR INVITATION TO BID, INSTRUCTIONS TO BIDDERS, SAMPLE FORMS AND THE CONTRACTOR'S BID ARE NOT PART OF THE CONTRACT DOCUMENTS UNLESS ENUMERATED IN THIS AGREEMENT. THEY SHOULD BE LISTED HERE ONLY IF INTENDED TO BE PART OF THE CONTRACT DOCUMENTS.)

See Exhibit "E" Draw Schedule

See Exhibit "I" Soils report prepared by Environment Corporation of America, Pages 1 through 31.








This Agreement is entered into as of the day and year first written above and is executed in at least three original copies of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.



OWNER                                    CONTRACTOR



Roberts Properties Residential, L.P.     Roberts Properties Construction, Inc.
By:  Roberts Realy Investors, Inc.,

                                         /s/ Joanne M. Roberts
--------------------------------------   -------------------------------------
(Signature)                              (Signature)



    Charles S. Roberts, Pres.            Joanne M. Roberts, V.P., Controller
--------------------------------------   --------------------------------------
(Printed name and title)                 (Printed name and title)



 /s/ Charles S. Roberts
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AIA DOCUMENT A101* OWNER-CONTRACTOR AGREEMENT*TWELFTH EDITION*AIA* C 1987
THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C. 20006


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
                       CRESTMARK APARTMENTS - PHASE II
                       SUPPLEMENT TO AIA DOCUMENT A101
                               COMPLETION DATES
                                 EXHIBIT "A"


This Exhibit "A" is to be added to AIA Document A101 under Subparagraph 3.2:


Building #                   Completion Date
----------                   ---------------

1                              ------------

2                              ------------

3                              ------------

4                              ------------

5                              ------------

6                              ------------

7                              ------------


Total Project                   April 1997

                       CRESTMARK APARTMENTS - PHASE II
                       SUPPLEMENT TO AIA DOCUMENT A101
                      INSPECTION & ACCEPTANCE AGREEMENT
                                 EXHIBIT "B"


This Exhibit "B" is to be added to AIA Document A101 under Subparagraph 3.2:

1. Contractor presents completed units for inspection by Owner's representative,

2. Owner's representative has two (2) days to present Contractor with list of items necessary to achieve substantial completion of inspected units.

3.   Contractor presents units for reinspection by Owner's representative.

4. Owner's representative inspects units within a twenty-four (24) hour period and accepts or prepares list of items necessary to achieve acceptance.

5. The deadline for achieving substantial completion is a signed approval from the Owner's representative that the units have been inspected, all punch list items have been corrected and that portion of the work is complete.

                       CRESTMARK APARTMENTS - PHASE II
                       SUPPLEMENT TO AIA DOCUMENT A101
                            UNIT PRICES/ALLOWANCES
                                 EXHIBIT "D"


This Exhibit "D" is to be added to AIA Document A101 under Subparagraph 4.3:

Unit Prices/Allowances                                                                   Value
-------------------------------------------------------------------------------------------------------------------------------
1.  Civil Engineering - Preparation of topographic and boundary                          $.00
    surveys and the civil construction plans are not part of this fixed price contract.  The construction staking and asbuilts are included.

2.  Water Meter & Sewer Tap Fees are not included.  Original plans called for            $.00
    connecting Phase II into the existing 8" water master meter.

3.  Property Fence in not included in this fixed price contract.                         $.00

4.  Detention Facility.  Any facility other than the existing detention pond             $.00
    will not be included in this fixed price contract.  Clean out of the existing system is also included.

5.  Site Rails are not included in this fixed price contract.                            $.00

6.  Exterior finish of the buildings is based on using stone and vinyl siding            $198,700
    as we did at Highland Park.  The fixed price contract has an allowance of:

7.  Landscape Design Allowance $ 60/unit                                                 $  5.160
    Landscaping Allowance based on $900/unit                                             $ 77,400

8.  Irrigation System is not included in fixed price contract                            $    .00

9.  Walks, Ramps, Steps - Allowance                                                      $ 12,000

10. Appliances - General Electric Almond @ 1996 rates                                    $ 81,053

11. Site Property Signage - Allowance                                                    $  1,000

12.  Entrance Feature - not included in fixed price contract

13. Mail kiosk - Fixed price contract contains the cost of the mailboxes to be located in Phase I with the other 248 boxes

14.  Gutters and downspouts are budgeted for 5"

15.  Controlled Assess Entry system is not included

16. Pool, Pool Deck, lighting and fencing are not included in the fixed price contract.

17.  A cabana is not included in the fixed price contract

18.  Maintenance and Carwash Building is not included in contract

19.  Trash compactor is not included in fixed price contract

20. Cabinet budget is based on the standard pickle finish previously installed.

21.  Garages and storage units are not included in fixed price contract